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                                                                 EXHIBIT 10.41.5

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT

            THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Fourth Amendment") is dated as of December 27, 2002 (the "Fourth Amendment Effective Date") by and among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), and HCRI WISCONSIN PROPERTIES, LLC, a limited liability company organized under the laws of the State of Wisconsin ("HCRI-WI" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

                                    RECITALS

            A. HCRI, HCRI-NC, HCRI-TN and HCRI-TX, as Landlord, and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 ("Master Lease"), as amended pursuant to a certain First Amendment to Amended and Restated Master Lease Agreement dated as of July 16, 2001 ("First Amendment"), as further amended pursuant to a certain Second Amendment to Amended and Restated Master Lease Agreement dated as of December 21, 2001 ("Second Amendment"), as further amended pursuant to a certain Third Amendment to Amended and Restated Master Lease Agreement dated as of March 19, 2002 ("Third Amendment") (the Master Lease together with the First Amendment, Second Amendment, Third Amendment and Fourth Amendment hereinafter referred to as "Lease").

            B. Landlord and Tenant desire to further amend the Lease to extend the date with respect to the filing of bankruptcy and as otherwise set forth herein.

            NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

            1. Capitalized Terms. Any capitalized terms not defined in this Fourth Amendment shall have the meaning set forth in the Lease.

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            2. Events of Default. Sections 8.1 (e), (f) and (h) of the Lease are
hereby amended to read in their entirety as follows:

                  (e) [i] The filing by Tenant or Subtenant of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant; [ii] the failure by Tenant or Subtenant within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Tenant or Subtenant, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant or Subtenant; [iv] any assignment by Tenant or Subtenant for the benefit of its creditors; [v] the entry by Tenant or Subtenant into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant or Subtenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant or Subtenant (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification). Notwithstanding the foregoing, such an event shall not constitute an Event of Default hereunder if (a) with respect to clauses [i] and [ii], such event occurs on or prior to January 31, 2003 or (b) with respect to clauses [iii], [iv], [v], [vi] or [vii] such event occurs at any time in connection with a bankruptcy action filed on or prior to January 31, 2003.

                  (f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property or Tenant or Subtenant which affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant or Subtenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors occurring on or after January 31, 2003 or such event occurs at any time in connection with a bankruptcy action filed on or after January 31, 2003; [v] Tenant or Subtenant is enjoined, restrained, or in any way prevented by court order (other than ex parte order) from conducting all or a substantial part of its business or affairs at the Leased Property; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of

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               the Leased Property or any property of Tenant or Subtenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days or is not otherwise addressed pursuant to Section 7.3.

                  (h) Tenant, Subtenant or any Affiliate defaults on any
               indebtedness or obligation to Landlord or any Landlord Affiliate, including, without limitation, any lease with Landlord or any Landlord Affiliate, or Tenant or any Affiliate receives notice of acceleration of payment in connection with a default under any Material Obligation unless Tenant can demonstrate to Landlord that such acceleration will not cause Tenant to be in violation of Section 15.7, and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness and obligations as they may be amended, modified, extended, or renewed from time to time. Notwithstanding the foregoing, such an event shall not constitute an Event of Default hereunder if the event occurs on or prior to January 31, 2003 or if such event occurs at any time in connection with a bankruptcy action filed on or prior to January 31, 2003.

            3. Affirmation. Except as specifically modified by this Fourth Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

            4. Binding Effect. This Fourth Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

            5. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

            6. Counterparts. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

            7. Subtenant. Manlius Clare Bridge Operator, Inc. is signing this Fourth Amendment for the sole purpose of consenting to the terms and conditions set forth herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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            IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth
Amendment as of the date first set forth above.

Signed and acknowledged in the             HEALTH CARE REIT, INC.
presence of:

Signature /s/ Tracy W. Corte               By: /s/ Erin C. Ibele
         ____________________________         __________________________________
Print Name Tracy W. Corte
          ___________________________         Title: VP & Corp. Secretary
Signature /s/ Rita J. Rogge                         ____________________________
         ____________________________
Print Name Rita J. Rogge
          ___________________________
Signed and acknowledged in the             HCRI INDIANA PROPERTIES, LLC
presence of:

                                           By: Health Care REIT, Inc. Member

Signature /s/ Tracy W. Corte               By: /s/ Erin C. Ibele
         ____________________________         __________________________________
Print Name Tracy W. Corte
          ___________________________         Title: VP & Corp. Secretary
Signature /s/ Rita J. Rogge                         ____________________________
         ____________________________
Print Name Rita J. Rogge
          ___________________________
Signed and acknowledged in the             HCRI NORTH CAROLINA PROPERTIES, LLC
presence of:

                                           By: Health Care REIT, Inc. Member

Signature /s/ Tracy W. Corte                   By: /s/ Erin C. Ibele
         ____________________________             ______________________________
Print Name Tracy W. Corte
          ___________________________             Title: VP & Corp. Secretary
Signature /s/ Rita J. Rogge                             ________________________
         ____________________________
Print Name Rita J. Rogge
          ___________________________
Signed and acknowledged in the             HCRI TENNESSEE PROPERTIES, INC.
presence of:

Signature /s/ Tracy W. Corte               By: /s/ Erin C. Ibele
         ____________________________         __________________________________
Print Name Tracy W. Corte
          ___________________________         Title: VP & Corp. Secretary
Signature /s/ Rita J. Rogge                         ____________________________
         ____________________________
Print Name Rita J. Rogge
          ___________________________
                                      S-1
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Signed and acknowledged in the             HCRI TEXAS PROPERTIES, LTD.
presence of:

                                           By: Health Care REIT, Inc. General
                                               Partner

Signature /s/ Tracy W. Carte                   By: /s/ Erin C. Ibele
         ____________________________             ______________________________
Print Name Tracy W. Carte
          ___________________________             Title: VP & Corp. Secretary
Signature /s/ Rita J. Rogge                             ________________________
         ____________________________
Print Name Rita J. Rogge
          ___________________________
Signed and acknowledged in the             HCRI WISCONSIN PROPERTIES, LLC
presence of:

                                           By: Health Care REIT, Inc. Member

Signature /s/ Tracy W. Carte                   By: /s/ Erin C. Ibele
         ____________________________             ______________________________
Print Name Tracy W. Carte
          ___________________________             Title: VP & Corp. Secretary
Signature /s/ Rita J. Rogge                             ________________________
         ____________________________
Print Name Rita J. Rogge
          ___________________________
Signed and acknowledged in the             ALTERRA HEALTHCARE CORPORATION
presence of:

Signature /s/ Eric W. Hoaglund             By: /s/ Mark W. Ohlendorf
         ____________________________         __________________________________
Print Name Eric W. Hoaglund
          ___________________________         Title: Senior Vice President
Signature /s/ Jeff Jensen                           ____________________________
         ____________________________
Print Name Jeff Jensen                     Tax I.D. No.: 39-1771281
          ___________________________                   ________________________
Signed and acknowledged in the             MANLIUS CLARE BRIDGE OPERATOR, INC.
presence of:

Signature /s/ Patricia Saver               By: /s/ Colleen Endsley
         ____________________________         __________________________________
Print Name Patricia Saver
          ___________________________         Title: President
                                                    ____________________________
Signature /s/ Amy Hickman                  Tax I.D. No.: 16-1564848
         ____________________________                   ________________________
Print Name Amy Hickman
          ___________________________
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STATE OF OHIO        )
                     ) SS:
COUNTY OF LUCAS      )

            The foregoing instrument was acknowledged before me this 31 day of December, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

                                                  /s/ Rita J. Rogge
                                                --------------------------------
                                                          Notary Public

My Commission Expires: 8/26/05                                            [SEAL]

STATE OF OHIO        )
                     ) SS:
COUNTY OF LUCAS      )

            The foregoing instrument was acknowledged before me this 31 day of December, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana on behalf of the limited liability company.

                                                  /s/ Rita J. Rogge
                                                --------------------------------
                                                          Notary Public

My Commission Expires: 8/26/05                                            [SEAL]

STATE OF OHIO        )
                     ) SS:
COUNTY OF LUCAS      )

            The foregoing instrument was acknowledged before me this 31 day of December, 2002 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                                  /s/ Rita J. Rogge
                                                --------------------------------
                                                          Notary Public

My Commission Expires: 8/26/05                                            [SEAL]

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STATE OF OHIO       )
                    ) SS:
COUNTY OF LUCAS     )

            The foregoing instrument was acknowledged before me this 31 day of December, 2002 by Erin C. Ibele, the VP & Corp. Secretary of
HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

                                                /s/ Rita J. Rogge
                                                --------------------------------
                                                           Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       ----------------------

STATE OF OHIO       )
                    ) SS:
COUNTY OF LUCAS     )

            The foregoing instrument was acknowledged before me this 31 day of December, 2002 by Erin C. Ibele, the VP & Corp. Secretary of
Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.

                                                /s/ Rita J. Rogge
                                                --------------------------------
                                                           Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       ----------------------

STATE OF OHIO       )
                    ) SS:
COUNTY OF LUCAS     )

            The foregoing instrument was acknowledged before me this 31 day of December, 2002 by Erin C. Ibele, the VP & Corp. Secretary of
Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                                /s/ Rita J. Rogge
                                                --------------------------------
                                                           Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       ----------------------

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STATE OF Wisconsin   )
         __________  ) SS:
COUNTY OF Milwaukee  )
          ___________
            The foregoing instrument was acknowledged before me this 27th day of
                                                                     ____
December         2002 by Mark W. Ohlendorf          the Senior Vice President of
_______________,         _________________________,     _____________________
Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

                                                /s/ JC Hansen
                                                ________________________________
                                                          Notary Public

My Commission Expires: 5/21/06                                            [SEAL]
                      __________________

STATE OF Wisconsin   )
         __________  ) SS:
COUNTY OF Milwaukee  )
          ___________
            The foregoing instrument was acknowledged before me this 2nd day of
                                                                     ___
January          2003 by Colleen Endsley            the President            of
_______________,         _________________________,     ____________________
Manlius Clare Bridge Operator, Inc., a New York corporation, on behalf of the corporation.

                                                /s/ JC Hansen
                                                ________________________________
                                                          Notary Public

My Commission Expires: 5/21/06                                            [SEAL]
                      __________________

THIS INSTRUMENT PREPARED BY:

OKSANA M. LUDD, ESQ.
SHUMAKER, LOOP & KENDRICK, LLP
1000 JACKSON
TOLEDO, OHIO 43624

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